THIRD AMENDMENT TO CREDIT AGREEMENT

         THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 6, 2001, among USOL HOLDINGS, INC., a corporation organized and existing under the laws of the State of Oregon ("Holdings"), USOL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions from time to time party to the Credit Agreement referred to below (each, a "Bank" and collectively, the "Banks"), BNP PARIBAS (f/k/a PARIBAS), as Administrative Agent (in such capacity, the "Administrative Agent"), BNP PARIBAS (f/k/a PARIBAS), as Syndication Agent (in such capacity, the "Syndication Agent") and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent (in such capacity, the "Documentation Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, the Borrower, Holdings, the Banks, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to a Credit Agreement, dated as of December 30, 1999 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I.       Amendments to Credit Agreement.

1. Section 3.02(A)(c) of the Credit Agreement is hereby amended by deleting the table appearing in said Section and inserting the following new table in lieu thereof:

"Scheduled Repayment Dates Percentage

                  The Quarterly Payment Date ended March 31, 2003    1.00%
                  Each Quarterly Payment Date occurring during the   2.00%
                  9 month period  commencing on April 1, 2003
                  Each Quarterly Payment Date occurring              3.25%
                  during the 12 month period commencing
                  on January 1, 2004
                  Each Quarterly Payment Date occurring              5.50%
                  during the 12 month period commencing
                  on January 1, 2005
                  Each Quarterly Payment Date occurring              6.75%
                  during the 12 month period commencing
                  on January 1, 2006
                  Each Quarterly Payment Date occurring              7.75%"
                  during the 12 month period commencing
                  on January 1, 2007

2. Section 8.08 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately prior to the text "Holdings will not" appearing at the beginning of said Section, (ii) deleting the text "$450" appearing in said Section and inserting the text "$550" in lieu thereof, (iii) deleting the text "8.08(I)" appearing in said Section and inserting the text "8.08(a)(I)" in lieu thereof, (iv) deleting each reference to the text "8.08(II)" appearing in said Section and inserting the text "8.08(a)(II)" in lieu thereof and (v) inserting the following new clause (b) at the end of said Section:

                  "(b) Notwithstanding anything to the contrary set forth in clause (a) above, the aggregate amount of Capital Expenditures related to Telephony Passings shall not exceed, during any period or fiscal year set forth below, the amount set forth below opposite such date:

                                  Fiscal Year Ended                           Amount
                                  -----------------                           ------

                     January 1, 2000 -
                     December 31, 2001                                      $  4,000,000
                     December 31, 2002                                      $  1,750,000
                     January 1, 2003 and thereafter                         $    500,000"

3.  Section  8.10 of the Credit  Agreement  is hereby  amended by deleting  said
Section in its entirety and inserting the following new Section 8.10 in lieu thereof:

                  "8.10 Interest Coverage. Holdings will not permit the ratio of its Consolidated EBITDA to its Net Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on the last day of a fiscal quarter of Holdings, in each case taken as one accounting period, to be less than the ratio set forth opposite such date below:

                                 Fiscal Quarter Ended                     Ratio
                                 --------------------                     -----
                    December 31, 2002                                0.90:1.00
                    March 31, 2003                                   1.75:1.00
                    June 30, 2003                                    2.00:1.00
                    September 30, 2003                               2.25:1.00
                    December 31, 2003                                2.25:1.00
                    March 31, 2004                                   2.75.1.00
                    June 30, 2004                                    2.75:1.00
                    September 30, 2004                               3.00:1.00
                    December 31, 2004                                3.00:1.00
                    March 31, 2005 and thereafter                    3.50:1.00"

4.  Section  8.11 of the Credit  Agreement  is hereby  amended by deleting  said
Section in its entirety and inserting the following new Section 8.11 in lieu thereof:

                  "8.11 Leverage Ratios. Holdings will not permit the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on the date set forth below to Annualized Consolidated EBITDA for such fiscal quarter, in each case taken as one accounting period, ending on the date set forth below to be greater than the ratio set forth opposite such date below:

                                Fiscal Quarter Ended                      Ratio
                                --------------------                      -----
                  December 31, 2002                                  12.00:1.00
                  March 31, 2003                                      6.00:1.00
                  June 30, 2003                                       5.50:1.00
                  September 30, 2003                                  5.50:1.00
                  December 31, 2003                                   5.00:1.00
                  March 31, 2004                                      4.00:1.00
                  June 30, 2004                                       4.00:1.00
                  September 30, 2004                                  4.00:1.00
                  December 31, 2004                                   4.00:1.00
                  March 31, 2005 and thereafter                       3.00:1.00"

5. Section 8 of the Credit Agreement is hereby amended by inserting the following new Sections 8.20, 8.21 and 8.22 at the end of said Section:

                  "8.20 Minimum Cable Passings. Holdings will not permit, and will cause each of its Subsidiaries (other than Residentclub) not to permit, the number of Cable Passings at the end of any period ended on or after a date set forth below to be less than the number of Cable Passings set forth opposite such date set forth below:

                                  Fiscal Quarter Ended                  Amount
                                  --------------------                  ------

                        March 31, 2001                                    27,500
                        June 30, 2001                                     31,500
                        September 30, 2001                                36,500
                        December 31, 2001                                 41,000
                        March 31, 2002                                    46,000
                        June 30, 2002                                     50,000
                        September 30, 2002                                54,000
                        December 31, 2002                                 55,000

                  8.21 Minimum Revenues. Holdings will not permit, and will cause each of its Subsidiaries (other than Residentclub) not to permit, its Consolidated Revenues for any fiscal quarter ended on a date set forth below to be less than the number set forth below opposite such date set forth below:

                                 Fiscal Quarter Ended                   Amount
                                 --------------------                   ------
                        March 31, 2001                                $2,800,000
                        June 30, 2001                                 $3,100,000
                        September 30, 2001                            $3,600,000
                        December 31, 2001                             $4,100,000
                        March 31, 2002                                $4,800,000
                        June 30, 2002                                 $5,300,000
                        September 30, 2002                            $5,900,000
                        December  31, 2002                            $6,400,000
                        March 31, 2003                                $7,000,000
                        June 30, 2003                                 $7,100,000
                        September 30, 2003                            $7,200,000
                        December 31, 2003                             $7,400,000

                  8.22 Minimum Consolidated EBITDA. Holdings will not permit, and will cause each of its Subsidiaries (other than Residentclub) not to permit, its Consolidated EBITDA for any fiscal quarter ended on a date set forth below to be less than the number set forth below opposite such date set forth below:

                                 Fiscal Quarter Ended                 Amount
                                 --------------------                 ------
                        March 31, 2001                             $(1,300,000)
                        June 30, 2001                              $(1,200,000)
                        September 30, 2001                           $(900,000)
                        December 31, 2001                            $(600,000)
                        March 31, 2002                               $(300,000)
                        June 30, 2002                                       $0
                        September 30, 2002                            $200,000
                        December  31, 2002                            $400,000"

6. The definition of Applicable  Commitment  Commission  Percentage appearing in
Section 10 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

                  "Applicable Commitment Commission Percentage" shall mean, for any day, a percentage per annum equal to (i) if the Unutilized Commitment on such day is greater than or equal to 66-2/3% of the Total Commitment (as of the Effective Date), 1.375%, (ii) if the Unutilized Commitment on such day is less than 66-2/3% of the Total Commitment (as of the Effective Date) and greater than or equal to 33-1/3% of the Total Commitment (as of the Effective Date), 1.125%, and (iii) if the Unutilized
                  Commitment  on such  day is less  than  33-1/3%  of the  Total
                  Commitment (as of the Effective Date), 0.625% of the Unutilized Commitment."

7. The definition of Applicable Margin appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the text "2.75%" appearing in clause
(i) of said definition and inserting the text "3.00%" in lieu thereof and (ii) deleting the text "3.75%" appearing in clause (ii) of said definition and inserting the text "4.00%" in lieu thereof.

8. The definition of Borrowing Base appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "$675" appearing in clause (x) of said definition and inserting the text "$750" in lieu thereof.

9. The definition of Cable Television Debt appearing in Section 10 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

                  "Cable Television Debt" shall mean the following:

                           Period                                     Amount

                  Third Amendment Effective Date -
                  December 31, 2002                                    $750
                  January 1, 2003 - December 31, 2003                  $675
                  January 1, 2004 - December 31, 2004                  $600
                  January 1, 2005 - December 31, 2005                  $500
                  January 1, 2006 and thereafter                       $400

10. The definition of Debt Base appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text ", less (z) any Indebtedness outstanding" appearing immediately prior to the period in said definition.

11. The definition of Telephone Debt appearing in Section 10 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

                  "Telephone Debt" shall mean the following:

                           Period                                      Amount

                  Third Amendment Effective Date -
                  December 31, 2002                                    $450
                  January 1, 2003 - December 31, 2003                  $400
                  January 1, 2004 - December 31, 2004                  $300
                  January 1, 2005 and thereafter                       $200

12. Section 10 of the Credit Agreement is hereby amended by the deleting the definitions of "Adjusted Consolidated EBITDA" and "Annualized Adjusted Consolidated EBITDA" appearing in said Section and inserting the following new definitions in alphabetical order:

                  "Consolidated Revenues" shall mean, for any period, the total consolidated gross revenues of Holdings and its Subsidiaries for such period determined on a consolidated basis, including, without limitation, revenues related to the provision of cable television services, telephony services and all other related services, in any event calculated in accordance with GAAP.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America, consistently applied during a relevant period.

                  "Third Amendment" shall mean that certain Third Amendment to Credit Agreement, dated as of February __, 2001, among the Borrower, Holdings, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks party thereto.

                  "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment.

II.      Miscellaneous Provisions.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

         (a) no Default or Event of Default exists as of the Third Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

         (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of, or consent to, any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of the following conditions shall have been satisfied:

                  (i) the Administrative Agent shall have received from Jenkens & Gilchrist P.C., special New York counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Banks and dated the Third Amendment Effective Date in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request;

                  (ii) the Borrower shall have paid to the Administrative Agent the Amendment Fee and such other fees as may have been otherwise agreed to in writing among such parties; and

                  (iii) the Borrower, Holdings, each Guarantor and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent as its Notice Office.

         6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Pledge Agreement and the Security Agreement.

         7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

         8. The Borrower hereby covenants and agrees that, so long as the Third Amendment Effective Date occurs, it shall pay to each Bank which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the Third Amendment Effective Date or (y) 5:00 p.m. (New York City time) on February __, 2001 (such later date, the "Outside Date"), or which is an immediate or successive assignee of any Bank described above (with respect to amounts obtained, directly or indirectly, by assignment of such Bank), a non-refundable cash fee (the "Amendment Fee") in an amount (in U.S. dollars) equal to 50 basis points (0.50%) of the Total Commitment (as of the Effective Date), which Amendment Fee shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matters and shall be paid by the Borrower to the Administrative Agent for distribution to the Banks no later than the [second] Business Day following the Outside Date.

         9. In addition to the representations and warranties made pursuant to preceding Section 1, and in order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) attached hereto are updated Schedules to the Credit Agreement, which Schedules attached hereto are in each case true and correct (based upon the representations and warranties made in the Credit Agreement) as if such Schedules were prepared, and representation and warranty were made, as of the Third Amendment Effective Date and (ii) attached hereto are revised Annexes to the Security Agreement and Pledge Agreement which correspond to the Annexes attached to the Security Agreement and Pledge Agreement, which Annexes attached hereto are in each case true and correct (based upon the representations and warranties contained in the Security Agreement or Pledge Agreement, as the case may be) as if the respective Annexes were prepared, and representation and warranty were made, as of the Third Amendment Effective Date.

                                      * * *

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers to execute and deliver this Amendment as of the date first above written.

                                       USOL, INC.,
                                       as Borrower

                                       By:         /s/ Robert G. Solomon
                                          ----------------------------------
                                          Name: Robert G. Solomon
                                          Title:  CEO



                                       BNP PARIBAS,
                                       as Administrative Agent,
                                       Syndication Agent and
                                       individually, as Bank

                                       By:         /s/ Soloe Aizenberg
                                          -----------------------------------
                                          Name:   Soloe Aizenberg
                                          Title:  Director

                                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                       as Documentation Agent and
                                       individually, as Bank



                                       By:         /s/
                                          -----------------------------------
                                          Name:   Colleen Roux
                                          Title:  Director

                                       By:         /s/
                                          -----------------------------------
                                          Name:   Sangita Gupte
                                          Title:  Associate

                                       COAST BUSINESS CREDIT, as Bank



                                        By:         /s/
                                           ----------------------------------
                                           Name:   Jonathan Sigal
                                           Title:  Vice President

         Each of the undersigned, each being a Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof (including, without limitation, Section 6 and 7 of Part II thereof).

                                        USOL HOLDINGS, INC.,
                                        as Guarantor

                                        By:         /s/ Robert Solomon
                                           -----------------------------------
                                           Name:   Robert Solomon
                                           Title:  CEO



                                        [NAME OF SUBSIDIARY GUARANTOR],
                                        as Guarantor

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title: